                                                                    EXHIBIT 10.3

                AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT


     This AMENDMENT NO. 2, dated as of October 24, 2000 ("Amendment No. 2"), to
                                                          ---------------
that certain Purchase and Sale Agreement, dated as of July 10, 2000 (the "Purchase and Sale Agreement"), as amended by that certain Amendment No. 1 dated September 6, 2000 (the "Purchase and Sale Agreement") by and among BRE
                        ---------------------------
Properties, Inc., a Maryland corporation ("BRE"), BRE Property Investors LLC, a
                                           ---
Delaware limited liability company ("DownREIT", and together with BRE,
                                     --------
"Sellers") and G&I III Residential One LLC, a Delaware limited liability company
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("Purchaser").  Capitalized terms used but not otherwise defined herein shall
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have the meanings assigned to them in the Purchase and Sale Agreement.

                                  WITNESSETH:
                                  ----------

     WHEREAS, Sellers and Purchaser have entered into the Purchase and Sale Agreement; and

     WHEREAS, Sellers and Purchaser now desire to amend the Purchase and Sale Agreement as provided herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Purchase and Sale Agreement as follows:

     1. Section 1.1(g) is hereby amended by deleting such Section 1.1(g) in its entirety and adding, in lieu thereof, a new Section 1.1(g) to read as follows:

     (g) Closing Dates:  First Closing Date:  September 13, 2000.  Second
         -------------
                         Closing Date: As soon as practicable after all required HUD loan assumption approvals for Hacienda Del Rio Apartments and Fountain Plaza Apartments are obtained, but not later than January 31, 2001 unless the parties hereto mutually agree to extend such date as needed.

     2. Section 1.1(h) is hereby amended by deleting such Section 1.1(h) in its entirety and adding, in lieu thereof, a new Section 1.1(h) to read as follows:

     (h) Termination:    Except as may be required in order to enable Purchaser
         -----------
                         to enforce its right to specific performance pursuant
                         to Section 8.2 of this Agreement, this Agreement will
                         automatically terminate as to the Second Closing
                         Properties, if the Second
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                         Closing shall not have occurred by 5:00 p.m. Eastern
                         Time on January 31, 2001.

     3. Section 4.8 is hereby amended by the insertion of a new Section 4.8(g), such Section 4.8(g) to read as follows:

     (g)  Additional Financing Costs:  BRE shall pay fifty percent (50%) of an
          --------------------------
                         aggregate amount, which aggregate amount shall not exceed $30,000, to reimburse Purchaser for financing costs relating to the Second Closing Properties incurred by Purchaser during the period starting on the date of this Amendment No. 2 and ending on the Second Closing Date.

     4. The terms and provisions set forth in this Amendment No. 2 shall modify and supersede all inconsistent terms and provisions set forth in the Purchase and Sale Agreement. Except as expressly modified in this Amendment No. 2, the terms and provisions of the Purchase and Sale Agreement are hereby ratified and confirmed and the Purchase and Sale Agreement as amended hereby shall continue to be the legal, valid and binding obligation of the parties hereto, enforceable in accordance with its terms.

     5. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of California, without regard to such State's conflict of laws principles; provided however, that the Deeds shall be governed by and construed in accordance with the laws of the respective state of recordation.

     6. This Amendment No. 2 may be validly executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
2 to be duly executed and delivered as of the date first above written.

                    BRE PROPERTIES, INC.,
                    a Maryland corporation


                    By:    /s/ LeRoy E. Carlson
                           --------------------
                    Name:  LeRoy E. Carlson
                    Title: Executive Vice President and Chief Operating Officer

                    BRE PROPERTY INVESTORS LLC,
                    a Delaware limited liability company

                    By:  BRE Properties, Inc., its managing member

                         By:    /s/ LeRoy E. Carlson
                                --------------------
                         Name:  LeRoy E. Carlson
                         Title: President and Chief Operating Officer


                    G & I III RESIDENTIAL ONE LLC,
                    a Delaware limited liability company

                    By: DRA GROWTH AND INCOME FUND III, LLC, a Delaware limited liability company

                         By:  G&I III MANAGECO, LP, a Delaware limited
                              partnership

                              By:  MANAGECO IV, INC., a Delaware corporation


                                   By:   /s/ Francis X. Tansey
                                         ----------------------
                                  Name:  Francis X. Tansey
                                  Title: President